SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   November 11, 2004

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION
(Exact Name of Registrants as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-14141 333-46983	13-3937434 13-3937436
(Commission File Number)	(IRS Employer Identification No.)
600 Third Avenue, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 697-1111
(Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Section 8 – Other Events

Item 8.01.    Other Events.

As we previously disclosed in our Quarterly Reports on Form 10-Q filed during 2004, effective January 1, 2004, we combined our IMC business into L-3 Government Services, Inc. As a result of this realignment of management responsibilities, a reclassification has been made between our Specialized Products segment and our Training, Simulation & Government Services segment. Also, as we previously disclosed in our Quarterly Report on Form 10-Q for the three months ended September 30, 2004, we changed the name of our Aviation Products & Aircraft Modernization reportable segment to Aircraft Modernization, O&M and Products. The businesses and reporting units that are included in this segment did not change. The table below presents (1) the reportable segment data as reported in our Annual Report on Form 10-K for the year ended December 31, 2003, (2) the IMC reclassification to our reportable segments we made effective January 1, 2004, and (3) the revised presentation of our reportable segments, for the IMC reclassification, which is included in the financial statements in this Form 8-K.

	As Reported			Reclassifications			Revised Presentation
	(In thousands)
	2003	2002	2001	2003	2002	2001	2003	2002	2001
Reportable Segment Presentation
Sales:
Secure Communications & ISR	$1,440,596	$1,054,297	$452,152	$—	$—	$—	$1,440,596	$1,054,297	$452,152
Training, Simulation & Government Services	1,008,596	826,286	597,029	28,758	2,341	—	1,037,354	828,627	597,029
Aircraft Modernization, O&M and Products	1,021,861	677,846	263,450	—	—	—	1,021,861	677,846	263,450
Specialized Products	1,663,596	1,479,996	1,040,753	(29,079)	(2,341)	—	1,634,517	1,477,655	1,040,753
Elimination of Intersegment Sales	(73,055)	(27,196)	(5,962)	321	—	—	(72,734)	(27,196)	(5,962)
Consolidated	$5,061,594	$4,011,229	$2,347,422	$—	$—	$—	$5,061,594	$4,011,229	$2,347,422
Operating income:
Secure Communications & ISR	$172,903	$103,449	$31,975	$—	$—	$—	$172,903	$103,449	$31,975
Training, Simulation & Government Services	111,581	96,513	65,715	3,906	330	—	115,487	96,843	65,715
Aircraft Modernization, O&M and Products	147,834	105,680	85,602	—	—	—	147,834	105,680	85,602
Specialized Products	148,703	148,337	92,038	(3,906)	(330)	—	144,797	148,007	92,038
Consolidated	$581,021	$453,979	$275,330	$—	$—	$—	$581,021	$453,979	$275,330

The IMC reclassification to our reportable segments noted above did not result in any changes to our consolidated results of operations, financial position or cash flows. Additionally, the IMC reclassification had no effect on the organic sales growth(1) for 2003 or 2002 for our reportable segments because the IMC business was a business that we acquired on November 8, 2002.

We have revised the consolidated financial statements of L-3 Communications Holdings, Inc. and L-3 Communications Corporation (and notes thereto), which were included in our Annual Report on Form 10-K for the year ended December 31, 2003, in a manner consistent with this reportable segment reclassification and name change. These consolidated financial statements (and notes thereto) are attached hereto as Exhibit 99.1. Other than changes to (1) Notes 3, 5 and 18 of the consolidated financial statements to reflect the IMC reclassification on our reportable segments discussed above, and (2) the name of the Aviation Products & Aircraft Modernization reportable segment to Aircraft Modernization, O&M and Products throughout the financial statements, no other changes have been made to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2003.

(1)	Organic sales growth is defined as the current period vs. prior period increase or decrease in sales excluding the increase in sales from acquired businesses.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Title
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Restated Consolidated Financial Statements of L-3 Communications Holdings, Inc. and L-3 Communications Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC.
By: /s/ Christopher C. Cambria
Name: Christopher C. Cambria

Title:	Senior Vice President, Secretary and General Counsel
L-3 COMMUNICATIONS CORPORATION
By: /s/ Christopher C. Cambria
Name: Christopher C. Cambria

Title:	Senior Vice President, Secretary and General Counsel

Dated: November 11, 2004